Exhibit 1(b)



                           TEXAS UTILITIES ELECTRIC COMPANY

                          Secured Medium-Term Notes, Series

                                DISTRIBUTION AGREEMENT
                                ______________________



                                                                     [Date]



          [Names and Addresses of Agents]









          Ladies and Gentlemen:

                    The undersigned, Texas Utilities Electric Company, a Texas corporation (Company), hereby confirms its agreement with each of you (individually, an "Agent" and collectively, the "Agents") as follows.

                    1.   Appointment of Agents.
                         _____________________

                    (a) The Company has authorized by appropriate corporate action and proposes to issue and sell in the manner contemplated by this agreement not to exceed $____________ aggregate amount of the Company's Secured Medium-Term Notes, Series (Securities) registered pursuant
               to registration statement No.        (as  defined in Section
               3(a) hereof).

                    (b) Subject to the terms and conditions stated in this agreement, the Company hereby appoints each of you as Agent for the purpose of offering and selling the Securities. The Company reserves the right to sell the Securities on its own behalf directly to investors and, from time to time, to appoint additional agents to sell the Securities, provided that the Company shall furnish the Agents with reasonable advance notification of the appointment of any additional agent to sell the Securities and further provided that such additional agents shall be required to execute distribution agreements in form and substance substantially similar to this agreement. The foregoing shall not be construed to prevent the Company from selling at any time its securities; provided, however, in the event the Company shall sell its First Mortgage Bonds during the period between the date an offer to purchase Securities is accepted by the Company under the terms and conditions of this agreement, and the Settlement Date (as hereinafter defined) and such sale directly results in the failure of a purchaser to pay for such Securities, the Company shall be obligated to pay the Agent the applicable commission for such Securities as set forth in Exhibit B hereto.

                    (c) On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as agent of the Company, to use its reasonable best efforts when requested by the Company to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus (as defined in Section 3(a) hereof) and the Administrative Procedures attached hereto as Exhibit A, as they may be amended from time to time (Procedures).

                    (d)  Administrative  procedures  relating to  the offer
               and sale of the Securities, the issue and delivery of certificates representing the Securities and payment for the Securities are set forth in the Procedures. Each Agent and the Company agree to perform the respective duties and obligations to be performed by each of them as provided in the Procedures. The Procedures may be amended only by a written agreement among the Company and the Agents. The Agents agree that the principal amount of Securities to be offered and sold from time to time, the prices, the interest rates, the maturities, redemption provisions, if any, and other terms at which the Securities are to be offered and sold will be in compliance with limitations established by the Company with the Agents in accordance with the Procedures.

                    (e)  Promptly upon  the Settlement Date  (as defined in
               Section 4 hereof), the Company will pay each Agent a commission as a result of a solicitation made by such Agent and not for a purchase by such Agent as principal, in the form of a discount, equal to the applicable percentage of the principal amount of each Security sold by the Company as a result of a solicitation made by such Agent as set forth in Exhibit B hereto.

                    2.   Description of Securities.
                         _________________________
          The Company proposes to issue the Securities under its Mortgage and Deed of Trust, dated as of December 1, 1983, to Irving Trust Company (now The Bank of New York), Trustee (Trustee), as heretofore supplemented and as it is to be further supplemented by a _________________ Supplemental Indenture (Supplemental Indenture) to be dated as of __________, 199_, in substantially the form heretofore delivered to the Agents, said Mortgage and Deed of Trust, as heretofore supplemented and as it is to be further supplemented, being hereinafter referred to as the "Mortgage".

                    The  Securities  shall  have  the  series  designation,
          maturities, interest rates, redemption provisions, if any, and other terms as set forth in the Prospectus. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Mortgage and the Procedures.

                    3.   Representations and Warranties of the Company.
                         _____________________________________________
          The Company represents and warrants to each Agent that:

                    (a)  It  has filed  with  the Securities  and  Exchange
               Commission (the "Commission") a registration statement on Form S-3, including a prospectus, on ________, 199__ (Registration No. ____________) for the registration of
               $[350,000,000] aggregate amount of the Company's First Mortgage Bonds ("First Mortgage Bonds") and unsecured debt securities ("Unsecured Debt Securities") under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statement ("registration statement No. _________") was declared effective by the Commission on
               _____________. The Company also filed with the Commission a registration statement on Form S-3 on September 15, 1994 (Registration No. 33-83976) (hereinafter "registration statement No. 33-83976") for the registration of $500,000,000 of the Company's First Mortgage Bonds under the Securities Act. Such registration statement was declared effective by the Commission on September 26, 1994. The Company also filed with the Commission post-effective amendment no. 1 (the "Post-Effective Amendment") to registration statement No. 33-83976 on July 1, 1997 to include Unsecured Debt Securities in the securities registered with the Commission pursuant to the registration statement No. 33-83976. The Post-Effective Amendment was declared effective by the Commission on July 9, 1997. All but $148,850,000 amount of First Mortgage Bonds and Unsecured Debt Securities registered under the Securities Act pursuant to registration statement No. 33-83976, as amended, have been previously issued. References herein to the term "Registration Statement" as of any date shall be deemed to refer to registration statement No. ______ and registration statement No.33-83976, each as amended or supplemented to such date, including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"). References herein to the term "Prospectus" as of any given date shall be deemed to refer to the prospectus forming a part of registration statement No. ______, as amended or supplemented as of such date, and including a prospectus supplement relating to any of the Securities on any date on or after the date of such prospectus supplement (other than by amendments or supplements relating to First Mortgage Bonds or Unsecured Debt Securities other than the Securities or, when referring to the Prospectus relating to a particular offering of Securities, Securities other than the Securities being offered at a particular time), including all Incorporated Documents as of such date and including a prospectus supplement relating to the Securities. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date registration statement No. ______ was declared effective or the time and date of the filing thereafter of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date, as hereinafter defined. The Company will not file after the date of this agreement any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished the Agents through Winthrop, Stimson, Putnam & Roberts (Counsel for the Agents) copies for its review prior to filing. For the purposes of this Agreement, any Incorporated Document filed with the Commission on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, shall be deemed an amendment or supplement to the Registration Statement and the Prospectus.

                    (b)  On the Effective Date, the  Registration Statement
               and the Prospectus fully complied and, at the date of this agreement, the Registration Statement and the Prospectus and the Mortgage fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended, and the applicable rules and regulations of the Commission thereunder, or pursuant to said rules and regulations have been or will be deemed to
               comply  therewith;   on  the  Effective  Date,  neither  the
               Registration Statement nor the Prospectus contained,  and at
               the  date   of  this  agreement  neither   the  Registration
               Statement nor the Prospectus contains, an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the
               statements   therein   not   misleading;  the   Incorporated
               Documents when filed with, or when transmitted for filing to, the Commission complied in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (Exchange Act), and the applicable rules and regulations of the Commission thereunder, and, when read together with the Prospectus on said dates did not contain and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omis-sions made in reliance upon information furnished in writing to the Company by, or on behalf of, any Agents for use in connection with the preparation of the Registration State-ment or the Prospectus, or to any statements in or omissions from the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, or amendments thereto, of the Trustee under the Mortgage.

                    (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party.

                    4.   Settlement.
                         __________
          Delivery of Securities in fully registered form shall be made in accordance with the Procedures. The date of authentication, issuance and delivery of a Global Security or a Certificated Security (both as defined in the Procedures attached hereto), as the case may be, sold against payment therefor is herein called the "Settlement Date."

                    5.   Obligations of Agents.
                         _____________________

                    (a) In soliciting purchases of the Securities from the Company by others (including customers of the Agents), each Agent will be acting as sales agent for the Company and not as principal. Each Agent will use its reasonable best efforts to solicit purchases of the Securities on behalf of the Company as contemplated hereby; provided, that each Agent in its sole discretion can suspend from time to time its efforts in offering for sale, and soliciting purchases of, the Securities. In any transaction where an Agent has acted as agent for the Company and has not purchased as principal, the Agent will make reasonable efforts to obtain performance by each purchaser of Securities from the Company, but the Agent will not have any liability to the Company in the event any such purchase is not consummated for any reason. The Company also understands that under no circumstances shall an Agent be obligated to purchase any Securities for its own account except to the extent the Agent has made a firm commitment with the Company in connec-tion with an offering which has been expressly authorized by the Company and agreed to by the Agent.

                    (b) Each Agent agrees that in carrying out the transactions contemplated by this agreement, it will observe and comply with all securities or blue-sky laws, regulations, rules and ordinances in any jurisdiction in which the Securities may be offered, sold or delivered applicable to it as Agent hereunder. Each Agent agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities other than the Prospectus, except in any such case with the express consent of the Company.

                    6.   Covenants of the Company.
                         ________________________
          The Company agrees:

                    (a) To advise the Agents (i) when any amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed, (ii) of any request by the Commission for any amendment of the Regis-tration Statement or the Prospectus or for any additional information with respect to the Registration Statement or the Prospectus, (iii) of the issuance by the Commission of any "stop order" suspending the effectiveness of the Regis-tration Statement or the institution, or advice from the Commission that it is considering the institution, of any proceeding for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such "stop order" and, if issued, to obtain as soon as possible the withdrawal thereof;

                    (b) To furnish to each Agent a signed copy of the Reg-istration Statement as originally filed with the Commission or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, and of each amendment thereto, including all documents incorporated by reference therein and exhibits filed with the Registration Statement (except those exhibits incorporated by reference), and, so long as the agreement remains in effect, as soon as possible after each supplement or amendment to the Prospectus has been filed with the Commission, as many copies of the Prospectus, then current, and any documents incorporated by reference therein, as the Agents may reasonably request for the purposes contemplated by the Securities Act;

                    (c) To file all reports, and amendments thereto, required to be filed by the Company with the Commission pursuant to Section 13 or 15(d) of the Exchange Act subsequent to the Effective Date and for so long as this agreement shall remain in effect and to deliver to the Agents, without charge, promptly after the filing thereof, as many copies of each such report and amendment (excluding exhibits) as the Agents may reasonably request;

                    (d) If, during the period that this agreement remains in effect and at any time thereafter when delivery of a Prospectus shall, in the opinion of Counsel for the Agents, be required by the Securities Act in connection with the sale of any of the Securities, any event relating to or affecting the Company or of which the Company shall be advised in writing by the Agents shall occur which in the Company's opinion should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Pro-spectus, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, the Company will forthwith notify the Agents promptly to suspend offers for sale and solicitations of purchase of the Securities, and promptly after the receipt of such notice the Agents will suspend offers for sale and solicitations of purchase of the Securities and cease using the Prospectus; and if the Company shall decide so to amend or supplement the Registration Statement or Prospectus, the Company will so advise the Agents and will promptly prepare and file with the Commission an amendment or supplement to the Registra-tion Statement or the Prospectus or an appropriate filing pursuant to Section 13 of the Exchange Act, so that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and will advise the Agents when it may resume offers for sale, and solicitations of purchases, of the Securities; provided that should such events relate solely to the activities of the Agents, then the Agents shall assume the expense of preparing such amendment or supplement;

                    (e) To furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the blue-sky laws of such jurisdictions as the Agents may designate and will pay all fees, expenses and legal fees (including counsel fees not to exceed $7,500) in connection therewith, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome;

                    (f) To make generally available to the Company's security holders as soon as practicable following each calendar quarter, commencing with the quarter beginning after the date of this agreement and ending with the first calendar quarter after the quarter which ends twelve consecutive months after the end of the calendar quarter in which the last sale of Securities effected pursuant hereto occurs, an earning statement (which need not be audited) covering a twelve-month period ending at the close of the next preceding calendar quarter; which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                    (g) To deliver to the Agents, so long as this agreement shall remain in effect, as promptly as possible copies of any published reports of the Company to its security holders, including any annual report and quarterly reports of the Company, and any other financial reports made generally available to its security holders;

                    (h) To pay all expenses, fees and taxes in connection with (i) except as provided in Section 6(d) of this agreement, the preparation, filing, printing and delivery of copies of the Registration Statement and amendments thereto and the Prospectus and amendments and supplements thereto, including in each case all documents incorporated by reference therein, and this agreement, (ii) the issue and delivery of the Securities, (iii) the qualification of the Securities under blue-sky laws as aforesaid (subject to the limit on such fees specified in Subsection (e) of this Section), (iv) the furnishing of the opinions of Counsel for the Company and certificates of the Company, and (v) the payment or reimbursement of the Agents for the reasonable fees and expenses of Counsel for the Agents for their continuing advice and services after the date hereof in connection with the transactions contemplated hereby. Semi-annually, the Agents agree to notify the Company in writing in reasonable detail of such fees and expenses of Counsel for the Agents; and

                    (i) Promptly after the execution of this agreement, the Company will reimburse the Agents for the reasonable fees and expenses of Counsel for the Agents and other out-of-pocket expenses of the Agents related to the Agents' services in connection with the implementation of the program for the offer and sale of the Securities as contemplated hereby not exceeding in the aggregate $50,000 (exclusive of fees and expenses referred to in Sections 6(e) and 6(h) hereof).

                    7.   Conditions of Agents' Obligations.
                         _________________________________
          The obligations of the Agents to act and continue to act as Agents hereunder shall be subject to the accuracy of the representations and warranties made herein on the part of the Company at the date of this agreement and any Settlement Date, to the performance by the Company of its obligations to be performed hereunder, and to the following conditions:

                    (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission; and the Agents shall have received a certificate, dated the date of this agreement and signed by an officer of the Company, to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.


                    (b) At the date of this agreement the Agents shall have received from Worsham, Forsythe & Wooldridge, L.L.P., general counsel for the Company, Reid & Priest LLP, of counsel to the Company, and Winthrop, Stimson, Putnam & Roberts, Counsel for the Agents, opinions in substantially the form and substance prescribed in Schedules I, II and III hereto (i) with such changes therein as may be agreed upon by the Company and the Agents, with the approval of Counsel for the Agents, and (ii) if the Prospectus relating to the Securities shall be supplemented or amended after the Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the General Rules and Regulations under the Securities Act (Rule
               424), with any changes therein necessary to reflect such supplementation or amendment.

                    (c) At the date of this agreement, the Agents shall have received from Deloitte & Touche LLP a letter to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the financial statements audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder, (iii) on the basis of a reading of the unaudited amounts of operating revenues and net income included or incorporated by reference in the Prospectus and the related financial statements from which these amounts were derived, the latest available unaudited financial statements of the Company, the minute books of the Company, and inquiries of officers of the Company who have respon-sibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the Agents' purposes), nothing has come to their attention which caused them to believe that (A) the unaudited financial statements incorporated by reference in the Prospectus were not determined in accordance with generally accepted accounting principles applied on a basis substantially consistent with that of the corresponding amounts in the latest available audited financial statements, (B) the unaudited amounts of operating revenues and net income of the Company included or incorporated by reference in the Prospectus were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income incorporated by reference in the Prospectus, (C) for the twelve months ended as of the date of the latest available financial statements of the Company, there were any decreases in operating revenues or net income as compared with the comparable period of the preceding year, and (D) at a specified date not more than seven days prior to the date of such letter, there was any change in the capital stock of the Company, short-term bank loans, commercial paper, notes payable to Texas Utilities Company or long-term debt of the Company or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur, or which are occasioned by the decla-ration of a regular quarterly dividend or the acquisition of long-term debt for sinking fund purposes, or which are de-scribed in such letter, and (iv) they have compared the dollar amounts (or percentages or ratios derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement and the Prospectus as reasonably requested by the Agents (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived indirectly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                    (d) Since the most recent dates as of which information is given in the Registration Statement or the Prospectus there shall not have been any material adverse change in the business, property or financial condition of the Company and, since such dates, there shall not have been any material transaction entered into by the Company, in each case other than transactions in the ordinary course of business or transactions contemplated by the Registration Statement or Prospectus and at the date of this agreement the Agents shall have received a certificate to such effect, signed by an officer of the Company.

                    (e) On and as of each Settlement Date, the Agents shall have received (i) from Worsham, Forsythe & Wooldridge, L.L.P. their opinion confirming the matters set forth in paragraph 5 of Schedule I hereto, and (ii) a certificate of an officer of the Company to the effect that the resolutions of the Company's Board of Directors adopted at a
               meeting held                     are still in full force and
               effect and have not been altered, amended or rescinded or certifying any amendments or alterations thereto or any resolutions superseding such prior resolutions.

                    (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities shall have been satisfactory in form and substance to Counsel for the Agents.

                    In  case any of the  conditions specified above in this
          Section 7 shall not have been fulfilled, the Agents shall have no further obligation to proceed with any offering, sale, or any solicitation of purchase, of the Securities.

                     8.  Further Representations and Warranties by the
                         _____________________________________________
          Company.
          _______

                    The Company represents and warrants, and agrees with the Agents, that:

                    (a) Each authorization by the Company to the Agents to offer for sale, or solicit purchases of, the Securities as provided in the Procedures shall be deemed to be an affirmation that the representations and warranties of the Company contained in this agreement are true and correct at the time of such authorization, and an undertaking that such representations and warranties will be true and correct at the time of delivery of and payment for Securities sold pursuant to such authorization as provided in Section 4 hereof, in each case as though made at and as of each such time (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus at each such time);

                    (b)  Each time  that the Registration Statement  or the
               Prospectus shall be amended or supplemented, or a document shall be filed under the Exchange Act which is incorporated by reference in the Registration Statement or Prospectus (except (i) supplements or amendments that set forth only the terms of a particular issue of the Securities, (ii) sup-plements or amendments relating solely to a change in the interest rates or maturities of the Securities or a change in the principal amount of Securities remaining to be sold or similar changes and (iii) Forms 8-K that are filed solely for the purpose of filing exhibits pursuant to Item 60l of Regulation S-K), the Company shall furnish or cause to be furnished forthwith to the Agents a certificate in form and substance satisfactory to the Agents in their reasonable judgment to the effect that the statements contained in the certificate referred to in Section 7(d) hereof which were last furnished to the Agents are true and correct at the time of such amendment or supplement or filing as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus at such time) or, in lieu of such a cer-tificate, a certificate, in form and substance satisfactory to the Agents in their reasonable judgment, of the same general tenor as the certificate referred to in said Section 7(d) but modified to relate to the Registration Statement and the Prospectus at the time of delivery of such certificate;

                    (c)  Each time  that the Registration Statement  or the
               Prospectus shall be amended or supplemented, or a document shall be filed under the Exchange Act which is incorporated by reference in the Registration Statement or Prospectus (except (i) supplements or amendments that set forth only the terms of a particular issue of the Securities relating solely to the sale of the Securities other than as provided in paragraph 7(e), (ii) supplements or amendments relating solely to a change in the interest rates or maturities of the Securities or a change in the principal amount of Securities remaining to be sold or similar changes and (iii) Forms 8-K that are filed solely for the purpose of filing exhibits pursuant to Item 60l of Regulation S-K), the Company shall furnish or cause to be furnished forthwith to the Agents written opinions of Worsham, Forsythe & Wooldridge, L.L.P., general counsel for the Company and Reid & Priest LLP, of counsel to the Company, dated the date of delivery thereof and in form and substance satisfactory to Counsel for the Agents, of the same tenor as the opinion required by paragraphs 5 and 11 of Schedule I and paragraphs 2 and 5 of Schedule II hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such opinions or, in lieu of such opinions, such counsels may furnish to the Agents a letter to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Regis-tration Statement and the Prospectus at the time of delivery of such letter authorizing reliance); and

                    (d) Each time that the Registration Statement or the Prospectus shall be amended or supplemented to set forth financial information included in or derived from the Company's financial statements, or any document containing financial information so included or derived shall be filed under the Exchange Act and incorporated by reference in the Prospectus, the Company shall cause Deloitte & Touche LLP to furnish to the Agents a letter, dated the date of filing such amendment or supplement or document with the Commis-sion, in form and substance satisfactory to the Agents in their reasonable judgment, of the same general tenor as the letter referred to in Section 7(c) hereof but with appropriate modifications to relate to the Registration Statement and the Prospectus at the date of such letter and as may be necessary to reflect changes in the financial information included or incorporated by reference in the Registration Statement and the Prospectus as then amended or supplemented since the date of the last previous such letter furnished to the Agents; provided, however, that no letter need be furnished with respect to year-end audited financial statements of the Company if copies of such audited financial statements are delivered to the Agents.

                    (e) Notwithstanding the foregoing, it is agreed that if, at any time and from time to time during the term of this agreement, the Company should deliver to the Agents notification of its decision to suspend any sale of Securities hereunder, then during the period of any such suspension or suspensions the Company shall be relieved of its obligation to provide to the Agents the certificate, opinions and letter required pursuant to Sections 8(b), 8(c) and 8(d). However, whenever such a suspension is lifted, the Company shall be required to deliver to the Agents, prior to the resumption of any sale of Securities hereunder, the most recent certificate, opinions and letter which would have been required except for the suspension.

                    9.   Indemnification.
                         _______________

                    (a)    The Company  shall  indemnify,  defend and  hold
               harmless each Agent and each person who controls any Agent within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Agent and controlling person for any legal or other expenses (in-cluding, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investi-gating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus prior to the Effective Date, or in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was (i) made in reliance upon information furnished in writing to the Company by any Agent, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof,
               (ii) made in any information contained in any Prospectus specified to have been furnished or confirmed by The Depository Trust Company, or (iii) arising out of, or based upon, statements in or omissions from that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Mortgage; and provided further, that the indemnity agreement contained in this
               Section 9 shall not inure to the benefit of any Agent (or of any person controlling such Agent) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person if a copy of the Prospectus (exclusive of the Incorporated Docu-ments) shall not have been given or sent to such person by or on behalf of such Agent with or prior to the written confirmation of the sale involved unless, with respect to the delivery of any amendment or supplement to the Prospectus, the alleged omission or alleged untrue statement was not corrected in such amendment or supplement at the time of such written confirmation. The indemnity agreement of the Company contained in this Section 9 and the representations and warranties of the Company contained in
               Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this agreement or of any investigation made by or on behalf of any Agent or any such controlling person, and shall survive the delivery of the Securities.

                    (b)  Each  Agent  shall   indemnify,  defend  and  hold
               harmless the Company, its officers and directors, and each person who controls the Company within the meaning of
               Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of such Agent for use in connection with the prepa-ration of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. Each Agent hereby furnishes to the Company in writing expressly for use in the Prospectus (i) the statements relating to the solicitation of offers by the Agents on the cover page, (ii) the statements in the first paragraph on page ____ concerning stabilization and other transactions by the Agents, and, (iii) under "Agents," the list of agents and statements in the ______, ______ and ______ paragraphs. The indemnity agreement of each Agent contained in this Section 9 shall remain operative and in full force and effect re-gardless of any termination of this agreement or of any investigation made by or on behalf of the Company, its directors or its officers, or any such controlling person, and shall survive the delivery of the Securities.

                    (c) The Company and each Agent shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnify-ing party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action).

                    (d) If the indemnification provided for in subparagraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent mis-representation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each Agent agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above.

                    10.  Termination.
                         ___________

                    (a) This agreement may be terminated at any time by any party hereto upon the giving of written notice of such termination to the other parties hereto effective at the close of business on the date such notice is received. Any termination of this agreement with respect to any Agent shall not terminate the agreement with respect to any other Agent unless the Company specifically terminates the agreement with all Agents. In the event of any termination, no party shall have any liability to any other party hereto, except in respect of Section 1(e), Section 5(b), Section 6(d), (e), (h) and (i) and Section 9 hereof and except that, if at the time of any such termination the Agents shall have previously confirmed sales of Securities for which delivery and payment has not yet been made, the Company shall remain obligated in respect of such sales as provided in Section 4 hereof and shall continue to have the obligations provided in Section 8 hereof until delivery of and payment for all Securities so sold have been completed.

                    (b)   A  Terms  Agreement (as  defined  in  Section  11
               hereof) may be terminated by an Agent which is a party thereto by delivering written notice thereof to the Company if (A) after the date of such Terms Agreement and at or prior to the Settlement Date there shall have occurred and be continuing any general suspension of trading in securities on the New York Stock Exchange or there shall have been established by the New York Stock Exchange or by the Securities and Exchange Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by the State of New York or federal authorities, or (B) there shall have occurred any new material (i) outbreak of hostilities, or (ii) other national or international calamity or crisis, including, but not limited to, an escalation of hostilities which existed prior to the date of such Terms Agreement, and the effect of any such event specified in clause (A) or (B) above on the financial markets of the United States shall be such as to make it impracticable in the reasonable judgment of such Agent to complete the sale of the Securities or (C) in the reasonable judgment of such Agent, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to such Agent's activity as Purchaser under the Terms Agreement) prepared and issued by the Company after the effectiveness of such Terms Agreement shall have materially impaired the marketability of the Securities. Any termination of such Terms Agreement shall be without liability of any party to any other party except as other-wise provided in Sections 6(d), (e) and the first sentence of (h) and in Section 9 of this agreement.

                    11.  Purchases as Principal.
                         ______________________

                    (a) From time to time any Agent may agree with the Company to purchase Securities from the Company as principal, at negotiated discounts, in which case such purchase shall be made in accordance with the terms of a separate agreement, which may be (i) an oral agreement, to be entered into between such Agent and the Company, confirmed, in writing, by such Agent to the Company, or (ii) a written agreement, to be entered into between such Agent and the Company, substantially in the form attached hereto as Exhibit C (each such oral and written purchase agreement herein referred to as a Terms Agreement). A Terms Agree-ment, to the extent set forth therein, may incorporate by reference specified provisions of this agreement.

                    (b) An Agent's commitment to purchase Securities pursuant to a Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by such Agent pursuant thereto, the maturity date of such Securities, the price to be paid to the Company for such Securities, the interest rate and interest rate formula, if any, applicable to such Securities and any other terms of such Securities. Each such Terms Agreement may also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 7 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent.

                    (c) Each Terms Agreement shall specify the time and place of delivery of and payment for such Securities. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Securities purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures (Each date of delivery of payment for Securities to be purchased by an Agent pursuant to a Terms Agreement is a Settlement Date).

                    (d) Unless otherwise specified in a Terms Agreement, if any Agent is purchasing Securities as principal, such Agent may resell such Securities to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Securities.

                     12. Miscellaneous.
                         _____________
          THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Any suit, action or proceeding brought by the Company or any Agent in connection with, or arising under, this agreement shall be brought only in the state or federal court of appropriate jurisdiction located either in the Borough of Manhattan, the City of New York or in any state or federal court of appropriate jurisdiction located in the City of Dallas or the Northern District of Texas. This agreement shall inure to the benefit of the Company, the Agents and, with respect to the provisions of Section 9 hereof, each director, officer and controlling person referred to in said
          Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Securities from the Agents.

                     13. Notices.
                         _______
          Except as otherwise specifically provided herein or in the Procedures, all communications hereunder shall be in writing, or by Telex or facsimile, or by telephone or telegram if subsequently confirmed in writing, and, if to the Agents, shall be mailed or delivered to: if to
                        , Attention:                  , and if to


                                                , Attention:
               , and, if to the Company, shall be mailed or delivered to it at 1601 Bryan Street, Dallas, Texas 75201, Attention, Treasurer.

                     14. Counterparts.
                         ____________
          This agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                    If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                   Very truly yours,

                                   TEXAS UTILITIES ELECTRIC COMPANY



                                   By
                                      ____________________________





          Accepted and delivered as of
          the date first above written


          By
             _________________________________



          By:
              ________________________________

                                      SCHEDULE I



                [Letterhead of Worsham, Forsythe & Wooldridge, L.L.P.]


                                                                     [Date]



          [Name and Addresses of Agents]






          Ladies and Gentlemen:

                    In connection  with the  proposed issuance and  sale by
          Texas Utilities Electric Company (Company) of up to $ aggregate principal amount of its Secured Medium-Term Notes, Series (the Notes), pursuant to a Distribution Agreement
          dated               between   each  of   you   and  the   Company
          (Agreement), we advise you that we, as General Counsel for the Company, have participated in the preparation of (a) the Company's Mortgage and Deed of Trust, dated as of December 1, 1983, to Irving Trust Company (now The Bank of New York), Trustee (Trustee), as supplemented by all indentures supplemental
          thereto, the latest of which is the                  Supplemental
          Indenture,  dated as  of            , (the  Mortgage and  Deed of
          Trust as so supplemented being hereinafter called the Mortgage), under which the Notes are proposed to be issued; and (b) the Registration Statement and the Prospectus (such terms having the same meaning herein as in the Agreement) filed by the Company under the Securities Act of 1933, as amended (Securities Act). We have not examined the Notes, except for specimens thereof.

                    Upon   the   basis  of   our  familiarity   with  these
          transactions and with the Company's properties and affairs generally, we are of the opinion that:

                    1. The Company is a validly organized and existing corporation under the laws of the State of Texas.

                    2. The Company is a public utility corporation duly authorized by its Articles of Incorporation to conduct the business that it is now conducting, is subject, as to rates and services, to the jurisdiction of certain authorities, as set forth in the Prospectus, and holds valid and subsisting franchises, licenses and permits authorizing it to carry on the utility business in which it is engaged.

                    3. The Company has good and sufficient title to all the properties presently owned by the Company which are described in the Mortgage as owned by it and as subject to the lien thereof, subject only to excepted encumbrances as defined in the Mortgage, and to minor defects and encum-brances customarily found in properties of like size and character, which do not materially impair the use of such properties by the Company; the descriptions in the Mortgage of such properties are adequate to constitute the Mortgage and a lien on the properties so described; the Mortgage constitutes a valid direct mortgage lien, subject only to the exceptions enumerated above, on such properties, which include substantially all the permanent physical properties and franchises of the Company (other than those expressly excepted); all permanent physical properties and franchises
               acquired by the Company after the date of the        Supple-
               mental Indenture (other than those expressly excepted) will, upon such acquisition, become subject to the lien of the Mortgage, subject, however, to liens if any, existing or placed thereon at the time of the acquisition thereof by the Company, and subject to the exceptions enumerated above.

                    4. The Mortgage has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding instrument, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity.

                    5. The Notes will, when issued and paid for as contemplated in the Agreement and duly authenticated by the Trustee under the Mortgage, be legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and creditors' rights and by general principles of equity, and will be entitled to the security afforded by the Mortgage.

                    6. The Agreement has been duly authorized, executed and delivered by the Company.

                    7. Other than as stated, referred to or incorporated by reference in the Registration Statement and the Prospectus, there are no material pending legal proceedings to which the Company is a party or of which property of the Company is the subject which depart from the ordinary routine litigation incident to the kind of business conducted by the Company, and to our best knowledge no such proceedings are contemplated.

                    8. The statements made in the Prospectus under the captions "Description of New Bonds" and "Certain Terms of the Offered Bonds", insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                    9. The portions of the information contained in the Prospectus which are stated therein to have been made on our authority have been reviewed by us and, as to matters of law and legal conclusions, are correct.

                    10.  The Registration Statement, as of the Effective Date
               (as defined in the Agreement), and the Prospectus, at the time it was filed with (or transmitted for filing to) the Securities and Exchange Commission (Commission) pursuant to Rule 424 (as defined in the Agreement), (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), complied as to form in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (Trust Indenture Act), and the applicable instructions, rules and regulations thereunder; and the documents or portions thereof filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (Exchange Act), and incorporated by reference in the Registration Statement and the Prospectus pursuant to
               Item 12 of Form S-3 (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable
               instructions,  rules  and  regulations  of   the  Commission
               thereunder. In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made to us or included in the Registration Statement and the
               Prospectus  by  the  Company   and  take  no  responsibility
               therefor, except insofar as such statements relate to us and
               as set forth in paragraphs 8 and 9 above.   Nothing has come
               to our attention that would lead us to believe that on the Effective Date the Registration Statement included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Registration Statement has become and is
               effective  under  the  Securities   Act;  and  to  our  best
               knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act. We do not express any opinion or belief as
               to   the  financial   statements  or   other  financial   or
               statistical data contained or incorporated by reference in the Registration Statement or the Prospectus or as to those parts of the Registration Statement that constitute the Forms T-1.

                    11. The Mortgage is duly qualified under the Trust Indenture Act.

                    12. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Notes under the Agreement.


                                             Very truly yours,

                                             Worsham, Forsythe
                                               & Wooldridge, L.L.P.



                                             By___________________________
                                                      A Partner

                                     SCHEDULE II


                          [Letterhead of Reid & Priest LLP]


                                                                     [Date]



          [Name and Addresses of Agents]





          Ladies and Gentlemen:

                    In connection with the proposed issuance and sale by Texas Utilities Electric Company (Company) of up to aggregate principal amount of its Secured Medium-Term Notes,
          Series      (the Notes), pursuant to a Distribution Agreement
          dated                between each of you and the Company (Agree-
          ment), we advise you that we, as counsel for the Company, have participated in the preparation of (a) the Company's Mortgage and Deed of Trust, dated as of December 1, 1983, to Irving Trust Com-pany (now The Bank of New York), Trustee (Trustee), as supplemented by all indentures supplemental thereto, the latest
          of which is the              Supplemental Indenture, dated as of
                   (the Mortgage and Deed of Trust as so supplemented being hereinafter called the Mortgage), under which the Notes are proposed to be issued; and (b) the Registration Statement and Prospectus (such terms having the same meaning herein as in the Agreement) filed by the Company under the Securities Act of 1933, as amended (Securities Act). We have not examined the Notes, except specimens thereof.

                    Upon the basis of our familiarity with these trans-actions and with the affairs and properties of the Company generally, we are of the opinion that:

                    1. The Mortgage has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding instrument, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity.

                    2. The Notes will, when issued and paid for as contemplated in the Agreement and duly authenticated by the Trustee under the Mortgage, be legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity, and be entitled to the benefit of the security afforded by the Mortgage.

                    3. The Agreement has been duly authorized, executed and delivered by the Company.

                    4. The statements made in the Prospectus under the captions "Description of New Bonds" and "Certain Terms of the Offered Bonds", insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                    5. The Registration Statement, as of the Effective Date (as defined in the Agreement), and the Prospectus, at the time it was filed with (or transmitted for filing to) the Securities and Exchange Commission (Commission) pursuant to Rule 424 (as defined in the Agreement), (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), complied as to form in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (Trust Indenture Act); and the documents or portions thereof filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (Exchange Act), and incorporated by reference in the Registration Statement and the Prospectus pursuant to Item
               12 of Form S-3 (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations were deemed to comply therewith; the Registration Statement has become and is effective under the Securities Act; and to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

                    6. The Mortgage is duly qualified under the Trust Indenture Act.

                    7. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Notes under the Agreement.

                    In passing upon the forms of the Registration Statement and the Prospectus we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 4 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus we have had discussions with certain of its officers and representatives, with other counsel for the Company and with Deloitte & Touche LLP, the inde-pendent certified public accountants who audited certain of the financial statements included in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that on the Effective Date the Regis-tration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, on the date hereof, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus or as to those parts of the Registration Statement that constitute the Forms T-1.

                    We are members of the New York Bar and do not hold ourselves out as experts on the laws of the State of Texas, but we have made a study of such laws. As to all matters of Texas law (including incorporation of the Company, titles to properties, franchises, licenses and permits, upon which we do not pass), we have, with your consent, relied upon an opinion of even date herewith addressed to you by Worsham, Forsythe & Wool-dridge, L.L.P., Dallas, Texas, General Counsel for the Company. We believe that you and we are justified in relying on such opinion.

                                             Very truly yours,



                                             REID & PRIEST LLP

                                     SCHEDULE III



                 [Letterhead of Winthrop, Stimson, Putnam & Roberts]



                                                                     [Date]



          [Name and Addresses of Agents]




          Ladies and Gentlemen:

                  We have acted as counsel for you in connection with the execution and delivery of the Distribution Agreement dated
                      (the "Agreement") between each of you and Texas Utilities Electric Company (the "Company"), relating to the
          proposed   issuance  and   sale   by  the   Company   of  up   to
          $            aggregate  principal amount  of its  Secured Medium-
          Term Notes, Series       (the  "Notes"), which Notes are proposed
          to be issued under the Company's Mortgage and Deed of Trust, dated as of December 1, 1983, to Irving Trust Company (now The Bank of New York), Trustee, supplemented by all indentures
          supplemental thereto, including  the                      Supple-
          mental Indenture, dated as  of             (the Mortgage and Deed
          of  Trust  as  so   supplemented  being  hereinafter  called  the
          "Mortgage").

                  We are members of the New York Bar and do not hold ourselves out as experts on the laws of the State of Texas. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Worsham, Forsythe & Wooldridge, L.L.P., of Dallas, Texas, General Counsel for the Company, as to the matters covered in such opinion relating to Texas law. We have reviewed such opinion and believe that it is satisfactory and that you and we are justified in relying thereon. We have also reviewed the opinion of Reid & Priest LLP required by para-graph (b) of Section 7 of the Agreement, and we believe such opinion to be satisfactory.

                  We have, in addition, examined the documents described in the list of closing papers as having been delivered to you on the date hereof and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express the opinions set forth below. We have not examined the Notes, except specimens thereof. As to various questions of fact material to this opinion, we have relied upon representations of the Company and upon statements in the Registration Statement hereinafter mentioned. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies. The words "Registration Statement," "Prospectus" and "Effective Date" as used herein have the same meanings as the same words in the Agreement.

                  We are of the opinion that:

                  1. The Mortgage has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding instrument enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity.

                  2. The Notes will, when issued and paid for as contemplated in the Agreement and duly authenticated by the Trustee under the Mortgage, be legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity, and be entitled to the benefit of the security afforded by the Mortgage.

                  3. The statements made in the Prospectus under the captions "Description of New Bonds" and "Certain Terms of the Offered Bonds", insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.


                  4. The Agreement has been duly authorized, executed and delivered by the Company.

                  5. The Registration Statement, as of the Effective Date, and the Prospectus, at the time it was filed with (or
             transmitted  for  filing  to)  the  Securities  and   Exchange
             Commission (the "Commission") pursuant to Rule 424 (as defined in the Agreement), (except as to the financial statements and the financial and statistical data contained therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") statements and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); and the documents or portions thereof filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Registration Statement and by Prospectus pursuant to Item 12 of Form S-3 (except as to the financial statements and other financial and
             statistical  data  contained  or  incorporated   by  reference
             therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instruc-tions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations were deemed to comply therewith; the Registration Statement has become and is effective under the Act and, to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Act.

                  6. The Mortgage has been duly qualified under the Trust Indenture Act.

                  7. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Notes under the Agreement.

                  In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus, and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 3 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus we have had discussions with certain of its officers and representatives, with counsel for the Company and with Deloitte & Touche LLP, the independent certified public accountants who examined certain of the finan-cial statements incorporated in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that on the Effective Date the Registration Statement contained an untrue statement of a mate-rial fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, on the date hereof, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus or as to those parts of the Registration Statement that constitute the Forms T-1.

                                                  Very truly yours,



                                                  Winthrop, Stimson, Putnam
                                                     & Roberts

                                                           EXHIBIT A


                           TEXAS UTILITIES ELECTRIC COMPANY
                        Secured Medium-Term Notes, Series ___
                              Administrative Procedures


                    Secured Medium-Term Notes, Series ___, due from nine months to thirty years from date of issue, each bearing interest at a fixed rate (Securities), are to be offered on a continuing basis by Texas Utilities Electric Company (Company). The aggregate principal amount of Securities to be issued may not exceed $ ____________.

                    ___________________________________, as agents (each an
          "Agent" and collectively the "Agents"), have agreed to use their reasonable best efforts to solicit offers to purchase the Securities. The Securities are being sold pursuant to a Distribution Agreement between the Company and the Agents dated ___________________ (Distribution Agreement) to which these administrative procedures are attached as an exhibit. The Securities will be issued under the Company's Mortgage and Deed of Trust, dated as of December 1, 1983, to Irving Trust Company (now The Bank of New York), Trustee (Trustee), as heretofore supplemented and as it is to be further supplemented by a
          _____ Supplemental Indenture to be dated as of _______________ (Mortgage). The Bank of New York will act as the paying agent (Paying Agent) for the payment of principal of and premium, if any, and interest on the Securities and will perform, as the Paying Agent, unless otherwise specified by the Company or agreed to by the parties, the other duties specified herein. Terms defined in the Distribution Agreement shall have the same meaning when used in this exhibit.

                    Each tranche of the Securities will be represented by a Global Security (as defined below) delivered to The Bank of New York, as agent for The Depository Trust Company (DTC) and recorded in the book-entry system maintained by DTC. An owner of a Security will not be entitled to receive a certificate representing such a Security except under the limited circumstances described in the Prospectus. In the event and at such time that an owner of a Security shall be entitled to receive a certificate representing such a Security (such security thereafter, a Certificated Security), appropriate administrative procedures shall be determined by the Company and the Trustee.

                    Administrative procedures and specific terms of the offering are explained below. Securities will be issued in accordance with the administrative procedures set forth below. Administrative responsibilities and record-keeping functions not performed by the Trustee, the Paying Agent or DTC will be performed by the Company's Treasurer or its Assistant Treasurer.

                       ADMINISTRATIVE PROCEDURES FOR SECURITIES

                    In connection with the qualification of the Securities for eligibility in the book-entry system maintained by DTC, The Bank of New York will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and The Bank of New York to DTC, dated as of ____________ and a Medium-Term Note Certificate Agreement between The Bank of New York and DTC, dated as of August 17 1989, as amended to the date hereof (Medium-Term Note Certificate Agreement), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System (SDFS).

          Issuance
          --------

                         On the date of Settlement (as defined under "Settlement" below) for each tranche of Securities, the Company will issue one or more global securities in fully registered form without coupons (Global Security) representing each such tranche that has the same Issue Price, Issue Date, Maturity Date, Inter-est Rate, Interest Payment Dates and terms of redemption, if any (in each case, and for all purposes of these administrative pro-cedures, as defined in the Prospectus (collectively the "Terms"). Each Global Security will be dated and issued as of the date of its authentication by the Trustee. No Global Security will represent any securities in certificated form.


          Denominations of Global Securities
          ----------------------------------

                    Global Securities with respect to each tranche will be denominated in principal amounts not in excess of $200,000,000. If a tranche of Securities having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each $200,000,000 principal amount of such Security or Securities and an additional Global Security will be issued to represent any remaining principal amount of such Security or Securities. In such a case, each of the Global Securities representing such Security or Securities shall be assigned the same CUSIP number.

          Identification Numbers
          ----------------------

                    The Company has arranged  with the CUSIP Service Bureau
          of Standard & Poor's Corporation (the CUSIP Service Bureau) for the reservation of one series of CUSIP numbers (including tranche numbers), which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing the Securities. The Company has obtained from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and has delivered to The Bank of New York and to DTC such written list. The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure B. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. At any time when fewer than 100 of the reserved CUSIP numbers of the series remain unassigned to Global Securities, the Company, if it deems necessary, will reserve additional CUSIP numbers for assignment to Global Securities representing the Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to The Bank of New York and DTC.

          Registration
          ------------

                    Each Global Security will be registered in the name of Cede & Co., as nominee for DTC, on the bond register maintained under the Mortgage. The beneficial owner of a Security (or one or more indirect participants in DTC designated by such beneficial owner) will designate one or more participants in DTC (with respect to such Security, the "Participants") to act as agent or agents for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Security in the account of such Participants. The ownership interest of such beneficial owner in such Security will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

          Transfers
          ---------

                    Transfers of a Security will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferees and transferors of such Security.

          Consolidations
          --------------

                    The Bank of New York may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more outstanding Global Securities that represent Securities having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Securities, on which such Global Securities shall be exchanged for a single replacement Global Security and
          (iii) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its Participants (including The Bank of New York) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, The Bank of New York will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global
          Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwith-standing the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Security and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

          Interest
          --------

                    Interest on each Security will accrue from and include the original Issue Date of, or the last date to which interest has been paid on, the Global Security representing such Security. Each payment of interest on a Security will include interest accrued through the day preceding, as the case may be, the Inter-est Payment Date, date of redemption or Maturity Date. Interest payable on the Maturity Date or date of redemption of a Security will be payable to the person to whom the principal of such Security is payable. DTC will arrange for each pending deposit message described under Settlement Procedure C below to be transmitted to Standard & Poor's Corporation, which will use the information in the message to include certain terms of the related Global Security in the appropriate bond report published by Standard & Poor's Corporation.

                    Unless otherwise specified in a Pricing Supplement, the
          record date for a Security for the interest payable _______ shall be __________ and the record date for the interest payable ________ shall be ________________ (each such record date hereinafter called a "Record Date").

          Interest Payments
          -----------------

                    Interest on Securities will be payable on __________ and __________ (each an "Interest Payment Date") and on the Maturity Date or date of redemption, if any.

                    Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Issue Date; provided, however, that the first payment of interest on any Global Security originally issued between a Record Date and an Interest Payment Date will occur on the second Interest Payment Date following the Issue Date. If an Interest Payment Date falls on any day other than a Business Day (as defined below), then interest shall be paid on the next succeeding Business Day and such extended time shall not be included in the computation of interest. Any day other than a Saturday or Sunday and other than a day on which banking institutions are authorized or required by law or regulation to close in the City of New York shall be a "Business Day".

                    Promptly after each Record  Date, the Paying Agent will
          furnish the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the
          appropriate  bond   reports  published   by  Standard   &  Poor's
          Corporation. The Company will confirm the total amount of interest payments to be made on such Interest Payment Date and will pay to the Paying Agent the total amount of interest due on such Interest Payment Date (other than on the Maturity Date), such that the Paying Agent can pay such amount to DTC at the times and in the manner set forth under "Manner of Payment" below. The Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Security, will assume responsibility for withholding taxes on interest paid as required by law.

          Maturity
          --------

                    On or about the first Business Day of each month, the Paying Agent will deliver to the Company and DTC a written list of principal, interest and premium, if any, to be paid on each Global Security maturing on the Maturity Date in the next succeeding month. The Company and DTC will confirm with the Paying Agent the amounts of such principal, interest and premium, if any, payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date of such Global Security. The Company will pay to the Paying Agent the principal amount of such Global Security, together with interest and premium, if any, due on such Maturity Date such that the Paying Agent can pay such amounts to DTC at the times and in the manner set forth below under Manner of Payment. Promptly after payment to DTC of the principal, interest and premium, if any, due at the Maturity Date of such Global Security, the Paying Agent will cancel such Global Security in accordance with the terms of the Mortgage.

          Manner of Payment
          -----------------

                    The total amount of any principal, interest and premium, if any, due on Global Securities (which such principal, interest and premium, if any, may be paid by the Company to the Paying Agent on or before any Interest Payment Date) on any Interest Payment Date or on the Maturity Date or the date of re-demption, if any, shall be paid by the Company to the Paying Agent in immediately available funds. Prior to 11 AM (New York City time) on each Maturity Date or date of redemption, if any, or as soon as possible thereafter, the Paying Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously agreed to with DTC) to an account at the Federal Reserve Bank of New York previously agreed to with DTC, in funds available for immediate use by DTC, each payment of principal (together with, premium, if any, and interest thereon) due on Global Securities on any Maturity Date or date of redemption, if any. On each Interest Payment Date, interest payments shall be made to DTC in same day funds in accordance with existing arrangements between The Bank of New York and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Securities represented by such Global Securi-ties are recorded in the book-entry system maintained by DTC. Neither the Company nor the Paying Agent shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of, interest on and premium, if any, on the Securities.

          Settlement Procedures
          ---------------------

                    In the event of a purchase of Securities by an Agent, as principal, appropriate settlement details will be set forth in the applicable Terms Agreement to be entered into between such Agent and the Company pursuant to the Distribution Agreement.

                    Settlement procedures with regard to each Security sold through each Agent shall be as follows:

                    A. Such Agent will advise the Company by telephone (confirmed in writing with the signature of the appropriate Agent, which may include telex or fac-simile) or by telex or facsimile, of the following sale information (Sale Information):

                         1. Exact name in which the Security is to be registered (Registered Owner).

                         2. Exact address of the Registered Owner and address for payment.

                         3.   Taxpayer   identification   number   of   the
                              Registered Owner.

                         4.   Principal amount of the Security.

                         5.   Issue price of the Security.

                         6.   Issue date of the Security.

                         7.   Settlement date.

                         8.   Maturity date.

                         9.   Interest rate (annualized).

                         10.  Redemption  dates,  if  any,   including  any
                              initial redemption date, par date and lim-itation date.

                         11. Redemption premium, if any, including any initial percentage and reduction percentage.

                         12. Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Company upon Settlement) and Agent's certification that the purchasers of the Security have been solicited solely by such Agent.

                         13.  Net proceeds to the Company.

                         14.  Cost of funds to the Company.

                    B. The Company will assign a CUSIP number to the Global Security representing such Security and the Company will advise The Bank of New York by telephone or facsimile of such CUSIP number and the information set forth in Settlement Procedure A above.

                    C. The Company will cause to be delivered to the Trustee, by facsimile, a copy of the written request for the authentication and delivery of such Global Security, the CUSIP number and the name of such Agent, and promptly thereafter will deliver to the Trustee the executed original of such written request. The Bank of New York will also notify the Agent of such CUSIP number by telephone as soon as practicable. Each such written request by the Company shall constitute a representation and warranty by the Company to The Bank of New York and each Agent that (i) the Global Security representing such Security is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) the Global Security representing such Security will conform with the terms of the Mortgage pursuant to which such Security and Global Security are issued and (iii) upon authentication and delivery of such Global Security, the aggregate principal amount of all Securities initially offered and issued under the
                         Mortgage will not  exceed $           (except  for
                         Global Securities or Securities represented by and authenticated and delivered in exchange for or in lieu of Securities in accordance with the Mortgage).

                    D. The Trustee will send by facsimile a copy of the unauthenticated Security to the Company for verification. The Company will verify that the Security has been completed appropriately.

                    E. The Bank of New York will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, and such information will be routed to Standard & Poor's Corporation through DTC:

                         1.   The  information  set  forth   in  Settlement
                              Procedure A.

                         2. Initial Interest Payment Date for such Security, number of days by which such date succeeds the related Record Date and amount of interest payable on such Interest Payment Date.

                         3.   CUSIP   number   of   the   Global   Security
                              representing such Security.

                         4. Whether such Global Security will represent any other Security (to the extent known at such time).

                         5.   Interest Payment Period.

                    F. The Trustee will complete and authenticate the Global Security representing such Security, the form of which was previously approved by the Company, the Agents and the Trustee.

                    G. DTC will credit such Security to The Bank of New York's participant account at DTC.

                    H. The Bank of New York will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Security to The Bank of New York's participant account and credit such Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit The Bank of New York's settlement account for an amount equal to the price of such Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by The Bank of New York to DTC that
                         (a) the Global Security representing such Security has been issued and authenticated and (b) The Bank of New York is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement.

                    I. Such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Security to such Agent's participant account and credit such Security to the participant accounts of the Participants with respect to such Security and
                         (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Security.

                    J. The Bank of New York will transfer to a bank account designated by the Company, in immediately available funds, the amount transferred to The Bank of New York in accordance with Settlement Procedure H.

                    K. Such Agent will confirm the purchase of such Security to the purchaser either by transmitting to the Participants with respect to such Security a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser. Such Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Security with or prior to any written offer of Securities and the confirmation and payment by the purchaser for the Security.

                    L. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures H and I will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

          Settlement Procedures Timetable
          -------------------------------

                    For offers of Securities accepted by the Company, Settlement procedures A through L set forth above shall be com-pleted to the extent possible at or before the respective times set forth below:

           Settlement
           Procedure      Time (New York)
           ---------      ---------------

              A (1-14)    11 A.M. on the sale date

                 B        -

                 C        12 Noon on the sale date

                 D        12 Noon on the Business Day prior to
                          the Settlement Date

                 E        No later than 2 P.M. on the Business
                          Day prior to the Settlement Date

                 F        9 A.M. on the Settlement Date

                 G        10 A.M. on the Settlement Date

                H-I       2 P.M. on the Settlement Date

                J-L       4:45 P.M. on the Settlement Date

                    If Settlement of a Security is rescheduled or canceled, the Company will instruct The Bank of New York to deliver to DTC a cancellation message to such effect by no later than 12 Noon on the Business Day immediately preceding the scheduled Settlement Date and The Bank of New York will enter such order by 2 PM through DTC's Participation Terminal System.

          Failure to Settle
          -----------------

                    If The  Bank of New York or the Agent fails to enter an
          SDFS deliver order with respect to a Security pursuant to Settlement Procedure H or I, The Bank of New York may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Security to The Bank of New York's participant account, provided that The Bank of New York's participant account contains a principal amount of the Global Security representing such Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Securities represented by a Global Security, The Bank of New York will mark such Global Security canceled, make appro-priate entries in The Bank of New York's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Securities represented by a Global Security, The Bank of New York will exchange such Global Security for another Global Security, which shall represent the Securities previously represented by the surrendered Global Security with respect to which a withdrawal message has not been processed and shall bear the CUSIP number of the surrendered Global Security.

                    If the purchase price for any Security is not timely paid to the Participants with respect to such Security by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Security may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures I and H, respectively. The Agent will notify the Treasurer or Assistant Treasurer of the Company by telephone, confirmed in writing, of such failure. Thereafter, The Bank of New York will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                    Notwithstanding  the  foregoing,  upon any  failure  to
          settle with respect to a Security, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure F, for the authentication and issuance of a Global Security representing the other Securities to have been represented by such Global Security and will make appropriate entries in its records.

          Price to Public
          ---------------

                    Each Security will be issued at 100% of principal amount, unless otherwise determined by the Company and specified in a supplement to the Prospectus Supplement (Pricing Supplement).

          Date of Issuance
          ----------------

                    Each Security will be dated and issued as of the date of authentication by the Trustee.

          Maturities
          ----------

                    Each Security will mature on a date mutually agreed upon by the purchaser and the Company, such date being at least nine months but not more than thirty years from the date of issuance.

          Settlement
          ----------

                    The receipt of immediately available funds by the Company in payment for a Security (less the applicable com-mission) and the authentication and issuance of such Security shall, with respect to such Security, constitute "Settlement." All offers accepted by the Company will be settled within three Business Days from the date of acceptance by the Company pursuant to the timetable for Settlement set forth above, unless the Company and the purchaser agree to Settlement on a later day; provided, however, that the Company will so notify the Trustee of any such later date at the time the Company transmits its written request for the authentication of the Securities.

          Denominations
          -------------

                    The Securities will be initially issued in denom-inations of $100,000 and any larger denomination which is an integral multiple of $1,000.

          Procedure for Rate Changes
          --------------------------

                    The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by, the maturity, and other terms of, the Securities that may be sold as a result of the solicitation of offers to purchase by the Agents.

                    When a decision has been reached to change interest rates on or other variable terms with respect to any Securities being sold by the Company, the Company will promptly advise the Agents and the Agents will forthwith suspend solicitation of offers to purchase such Securities. The Agents will telephone the Company with recommendations as to the changed interest rates or other variable terms. At such time as the Company has advised each of the Agents of the new interest rates on or other variable terms with respect to the Securities, the Agents may resume solicitation of offers to purchase such Securities. Until such time only indications of interest may be recorded.

          Acceptance and Rejection of Offers; Authorized Persons
          ------------------------------------------------------

                    Verbal instructions regarding sales of  Securities will
          be given for the Company by _________________, or such other persons as may be designated from time to time. Verbal instructions to ___________________ will be accepted by _________________, ______________ (telephone), _________________
          (facsimile), or such other persons as may be designated from time to time. Verbal instructions to _________________ will be accepted by _____________________, ____________ (telephone),
          _____________ (facsimile) or such other persons as may be designated from time to time.

                    The Company shall have the sole right to accept offers to purchase Securities from the Company and may reject any such offer in whole or in part. Each Agent shall promptly communicate to the Company, orally or in writing, each reasonable offer to purchase Securities from the Company received by it other than those rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offers in whole or in part.

          Pricing Supplement
          ------------------

                    If the Company accepts an offer to purchase a Security, the Company will prepare a Pricing Supplement reflecting the terms of such Security and will file the Pricing Supplement with the Commission not later than the close of business on the second Business Day following such acceptance of an offer to purchase such Security and will supply at least ten copies of the Pricing Supplement to the Agent. The Agent will cause the Prospectus and Pricing Supplement to be delivered to the purchaser of the Security in accordance with the procedures set forth in "Delivery of Prospectus" below.

                    Such Pricing Supplements should be sent, if the Agent is _________________, to _________________; if the Agent is
          _________________, to ____________________  and if  the Agent  is
          _________________, to ____________________.

          Suspension of Solicitation; Amendment or Supplement
          ---------------------------------------------------

                    If, during any period in which, in the opinion of Counsel for the Agents, a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will notify the Agents promptly to suspend solicitation of purchases of the Securities and each Agent shall suspend its solicitations of purchases of Securities; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Agents by telephone (with confirmation in writing) and will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Upon the Agents' receipt of such amendment or supplement and advice from the Company that solicitations may be resumed, the Agents will resume solicitations of purchases of the Securities.

                    In addition, the Company may instruct the Agents by telephone to suspend solicitation of offers to purchase at any time. Upon receipt of such instructions the Agents will forth-with suspend solicitation of offers to purchase from the Company until such time as the Company has advised them that solicitation of offers to purchase may be resumed. If the Company decides to amend or supplement the Registration Statement or the Prospectus relating to the Securities (other than to change interest rates, maturity dates and/or redemption terms), it will promptly advise the Agents and the Trustee and will furnish the Agents and the Trustee with copies of the proposed amendment or supplement.

                    In the event that at the time the Agents, at the direction of the Company, suspend solicitation of offers to pur-chase from the Company there shall be any orders outstanding which have been accepted but which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangement which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

          Delivery of Prospectus
          ----------------------

                    Each Agent will provide a copy of the relevant Prospectus, appropriately amended or supplemented, which must accompany or precede each written offer of a Security by such Agent, each written confirmation of a sale sent to a purchaser or his agent by such Agent and each Security delivered to a purchaser or his agent.

          Authenticity of Signatures
          --------------------------

                    The Agents will have no obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Security.

          Advertising Costs
          -----------------

                    The Company will determine with the Agents the amount and nature of advertising that may be appropriate in offering the Securities. Upon authorization by the Company, advertising expenses in connection with solicitation of offers to purchase Securities from the Company will be paid by the Company.

                                                           EXHIBIT B

                    The Company agrees to pay each Agent a commission equal to the following percentage of the aggregate principal amount of Securities sold to purchasers solicited by such Agent or, in the event the Securities are being sold at a discount, the issue price thereof.

                                             Commission Rate (as a
                                             percentage of aggregate
                                             principal amount of
                                             Securities sold or the
                                             issue price, as the
                         Term                case may be)
                         ----                ----------------------

           9 months to less than 1 year

           12 months to less than 18 months

           18 months to less than 2 years

           2 years to less than 3 years

           3 years to less than 4 years

           4 years to less than 5 years

           5 years to less than 6 years

           6 years to less than 7 years

           7 years to less than 10 years

           10 years to less than 15 years

           15 years to less than 20 years

           20 years to 30 years

                                                           EXHIBIT C





                                   TERMS AGREEMENT



                                                                     [Date]




          Texas Utilities Electric Company
          Energy Plaza
          1601 Bryan Street
          Dallas, Texas  75201

          Attention:

                    The undersigned agrees to purchase the principal amount of the Securities described in the Distribution Agreement dated
                            (the Distribution Agreement) and in Schedule 1 attached hereto (capitalized terms not defined herein shall be as defined in the Distribution Agreement).

                    Our obligation to purchase Securities hereunder is subject to the accuracy of your representations and warranties contained in the Distribution Agreement on the date hereof and on the Settlement Date and to your performance and observance of the covenants and agreements contained in the Distribution Agreement
          except  those set  forth below:   [          ].   Our  obligation
          hereunder is subject to the further condition that we shall receive (a) the opinions required to be delivered pursuant to
          Section 7(b) of the Distribution Agreement, (b) the certificate required to be delivered pursuant to Section 7(d) of the Distribution Agreement and (c) the letter required to be de-livered pursuant to Section 7(c) of the Distribution Agreement, in each case dated as of the Settlement Date.

                    This Agreement  may be  terminated by us  by delivering
          written notice thereof to you if (a) after the date hereof and at or prior to the Settlement Date there shall have occurred and be continuing any general suspension of trading in securities on the New York Stock Exchange or there shall have been established by the New York Stock Exchange or by the Securities and Exchange Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by the State of New York or federal authorities, or (b) there shall have occurred any new material (i) outbreak of hostilities, or (ii) other national or international calamity or crisis, including, but not limited to, an escalation of hostilities which existed prior to the date of this Agreement, and the effect of any such event specified in clause (a) or (b) above on the financial markets of the United
          States shall be such as to make it impracticable in our reasonable judgment to complete the sale of the Securities or (c) in our reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to our activity as Purchaser) prepared and issued by the Company after the effectiveness of this Agreement shall have materially impaired the marketability of the Securities. Any termination of this Agreement shall be without liability of any party to any other party except as otherwise provided in Sections 6(d), (e) and the first sentence of (h) and in Section 9 of the
          Distribution Agreement.  [Additional terms:                  ]

                    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                             [Insert name of Purchaser[s]]



                                             By ___________________________




          Accepted:            , 19__

          Texas Utilities Electric Company



          By _____________________________

                               SCHEDULE 1 TO EXHIBIT C



          Registration Statement[s]:

                      No.

          Indenture:

                    Mortgage and Deed of Trust dated as of December 1, 1983, between the Company and Irving Trust Company (now The Bank of New York), Trustee, as supplemented.


          Title of Purchased Securities:



          Aggregate Principal Amount:

          Price to Public:

          Purchase Price:

                  ___% of the principal amount of the Purchased Securities.

          Method and Specified Funds
          for Payment of Purchase Price:

          Date and Time of Delivery (Settlement Date):

          Closing Location:

          Redemption Provisions:

          Maturity Date:

          Interest Rate:

             [        %]

          Interest Payment Date[s]:

          (continued)


          Documents to be Delivered:

                  The following documents referred to in the Distribution Agreement shall be delivered as a condition to the obligations of the Purchaser[s] to purchase and pay for the Purchased Securities:

                  [Set forth any provisions relating to underwriters' default and step-up of amounts to be purchased by underwriters acting with the Purchaser[s].]

          Additional Terms: